EX 10.3

Amendment No. 1 to Forbearance Agreement dated May 22, 2023

This Amendment No. 1 to Forbearance Agreement (“Agreement”) dated May 22, 2023 is made this 31st day of May, 2023 by and between by and between UNIQUE FABRICATING NA, INC., a Delaware corporation (“US Borrower”), and UNIQUE-INTASCO CANADA, INC., a corporation organized under the laws of the province of British Columbia (“CA Borrower”, called together with US Borrower, the “Borrowers” and each of them referred to herein as a “Borrower”), UNIQUE FABRICATING, INC., a Delaware corporation (“Parent”), UNIQUE-CHARDAN, INC., a Delaware corporation, UNIQUE MOLDED FOAM TECHNOLOGIES, INC., a Delaware corporation, UNIQUE PRESCOTECH, INC., a Delaware corporation, UNIQUE FABRICATING REALTY, LLC, a Michigan limited liability company, UNIQUE FABRICATING SOUTH, INC., a Michigan corporation, and UNIQUE-INTASCO USA, INC., a Michigan corporation (each a “Guarantor” and collectively the “Guarantors”), the financial institutions signatory hereto (individually a “Lender,” and collectively the “Lenders”), CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (in such capacity, the “Agent”). The Borrowers and Guarantors are sometimes hereinafter referred to as the “Obligors”.

Recitals:

Obligors, Agent and the Lenders have previously entered into a Forbearance Agreement dated May 22, 2023 (, as amended by this Agreement, the “Forbearance Agreement”). The Forbearance Agreement was entered into by Obligors, Agent and Lenders in connection with an Accommodation Agreement, also dated May 22, 2023, entered into by the Obligors, Agent, General Motors LLC, for itself and on behalf of its subsidiaries and affiliates (“GM”), FCA US LLC, for itself and on behalf of its subsidiaries and affiliates (“FCA US”), Yanfeng Automotive Interior Systems Co., for itself and on behalf of its subsidiaries and affiliates (“Yanfeng” and collectively with GM and FCA US, “Customers” and each a “Customer”), pursuant to which: (i) the Customers agreed to provide certain financial and business accommodations to Obligors; (ii) Lenders agreed to continue to provide Revolving Credit funding to the Obligors in accordance with the Loan Documents as amended by the Forbearance Agreement and the Accommodation Agreement; and (iii) Obligors agreed to engage in and pursue a process to sell the Obligors business and operations and simultaneously develop and implement, if the sale process is unsuccessful and if the Lenders agree, a restructuring plan to reach long-term financial and operational viability and repay the Loans by no later than the expiration of the Forbearance Period.

Obligors, Agent and Lenders desire to amend the Forbearance Agreement on the terms and conditions contained herein.

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the Obligors, Agent and Lenders hereby agree as follows:

1.RECITALS. The foregoing recitals of facts are true and accurate in all material respects and are incorporated into this Agreement and shall form a part of it. Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to them in the Credit Agreement or the Forbearance Agreement, as applicable.

2.SWING LINE. Paragraph 8(b) of the Forbearance Agreement is hereby deleted and the Swing Line Commitments and the obligation of the Swing Line Lender to make Swing Line Advances as provided in the Credit Agreement is hereby reinstated in its entirety.

3.MISCELLANEOUS.

(a)Effect of this Agreement. Except as amended by this Agreement, the Forbearance Agreement and all the terms, covenants and conditions thereof are hereby ratified and affirmed and remain in full force and effect. This Agreement and the Loan Documents constitute and embody the entire agreement between the parties as to the Loans and the temporary forbearance contemplated by the Forbearance Agreement. Except as specifically set forth herein, no changes or modifications to the Loan Documents are intended or implied or made. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The parties acknowledge and agree that there are no agreements, understandings, warranties or representations among and between the parties except as set forth in this Agreement and the Loan Documents.

(b)Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

(c)Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Neither Borrowers nor any Guarantor shall assign any interest in this Agreement.

(d)Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

(e)Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

(f)Time of Essence. Time is of the essence with respect to Obligors’ obligations under this Agreement.

(g)Reviewed by Attorneys. Each Obligor represents and warrants to the Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and any documents executed in connection herewith with, such attorneys and other persons as Obligors may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

(h)Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

(i)Waiver of Jury Trial. EACH OF THE OBLIGORS, AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. EACH OF THE OBLIGORS CERTIFIES THAT NEITHER AGENT NOR ANY LENDER NOR ANY OF THEIR REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR LENDERS WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OR RIGHT TO TRIAL BY JURY.

(j)Counterparts; Electronic Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any document signed in connection with this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

(k)Amendments. No change, addition to, amendment or modification of the terms of this Agreement shall be effective unless reduced to writing and executed by all the parties hereto.

(Balance of Page Intentionally Blank)

IN WITNESS WHEREOF, the Obligors, Agent and Lenders have executed this Amendment No. 1 to Forbearance Agreement dated May 22, 2023 as of the day and year first-above written.
BORROWERS:

UNIQUE FABRICATING NA, INC.

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO CANADA, INC.

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

“Borrowers”

UNIQUE FABRICATING, INC., a Delaware corporation

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-CHARDAN, INC., a Delaware corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

(Signatures Continued on Next Page)

UNIQUE MOLDED FOAM TECHNOLOGIES, INC., a Delaware corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE PRESCOTECH, INC., a Delaware corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING REALTY, LLC a Michigan limited liability company,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING SOUTH, INC., a Michigan corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO USA, INC., a Michigan corporation

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

“Guarantors”

(Signatures Continued on Next Page)

IN WITNESS WHEREOF, the Obligors, Agent and Lenders have executed this Amendment No. 1 to Forbearance Agreement dated May 22, 2023 as of the day and year first-above written.
CITIZENS BANK, NATIONAL ASSOCIATION, as Agent and Lender

By: /s/ Michael Flynn
Michael Flynn
Its: Senior Vice President

COMERICA BANK,
as Lender

By:
    Jacob Villemure
Its:    Vice President

FLAGSTAR BANK, FSB,
as Lender

By:
    Robert L. Marsh
Its:    Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Sally Barton
Sally Barton
Its: Senior Vice President